SCUDDER
                                                                     INVESTMENTS


Scudder High Income Fund
Supplement to the currently effective Class A, B and C Prospectus
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The following amends the information in the applicable bullet point found in the "Other rights we reserve" section of the fund's Class A, B and C prospectus:

You should be aware that we may do any of the following:

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)


November 12, 2002